City National Rochdale Government Bond Fund a series of City National Rochdale Funds
Summary Prospectus dated JANUARY 31, 2021, as amended and restated OCTOBER 15, 2021
Class: Servicing Class Class N	Ticker: (CNBIX) (CGBAX)

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund, including the Fund’s Statement of Additional Information and shareholder reports, online at http://www.citynationalrochdalefunds.com. You can also get this information at no cost by calling (888) 889-0799 or by sending an e-mail request to citynationalrochdale@seic.com or from your financial intermediary. The Fund’s Prospectus and Statement of Additional Information, dated January 31, 2021, as may be amended or further supplemented, and the independent registered public accounting firm’s report and financial statements in the Fund’s Annual Report to shareholders, dated September 30, 2020, are incorporated by reference into this Summary Prospectus.

City National Rochdale Government Bond Fund

INVESTMENT GOAL

The City National Rochdale Government Bond Fund (the “Government Bond Fund” or the “Fund”) seeks to provide current income (as the primary component of a total return intermediate duration strategy) by investing primarily in U.S. Government securities.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy, hold, and sell shares of the Government Bond Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Servicing Class		Class N
Management Fees		0.43%		0.43%
Distribution (12b-1) Fee		None		0.25%
Other Expenses
Shareholder Servicing Fee	0.25%		0.25%
Other Fund Expenses	0.56%		0.57%
Total Other Expenses		0.81%		0.82%
Total Annual Fund Operating Expenses		1.24%		1.50%

EXAMPLE

This Example is intended to help you compare the cost of investing in the Government Bond Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Government Bond Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Servicing Class	$126	$393	$681	$1,500
Class N	$153	$474	$818	$1,791

PORTFOLIO TURNOVER

The Government Bond Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 25% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

At least 80% of the Government Bond Fund’s net assets (plus any borrowings for investment purposes) consists of U.S. Government securities either issued or guaranteed by the U.S. Government or its agencies or instrumentalities. The Fund may also purchase prime quality, conforming mortgage-backed securities issued by the U.S. Government or Fannie Mae (formerly known as the Federal National Mortgage Association), the Federal Home Loan Bank (“FHLB”), Freddie Mac (formerly known as the Federal Home Loan Mortgage Corporation) or the Government National Mortgage Association (“Ginnie Mae”) the maturity and duration of which are consistent with an intermediate term strategy. The Fund typically invests in securities rated investment-grade by Standard & Poor’s Ratings Services, Moody’s Investors Services and/or Fitch Ratings, or unrated securities considered to be of equivalent quality by City National Rochdale, LLC (the “Adviser”), the Fund’s investment adviser. Although the Adviser considers credit ratings in selecting investments for the Fund, the Adviser bases its investment decision for a particular instrument primarily on its own credit analysis and not on a credit rating by a nationally recognized statistical rating organization. The Adviser considers, among other things, the issuer’s financial resources and operating history,

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its sensitivity to economic conditions and trends, its debt maturity schedules and borrowing requirements, and relative values based on anticipated cash flow, interest and asset coverage. The Fund may retain a security after it has been downgraded to any rating below the minimum credit rating if the Adviser determines that doing so is in the best interests of the Fund.

The Adviser actively manages the average duration of the Fund’s portfolio in accordance with its expectations of interest rate changes as driven by economic trends. The average duration of the Fund’s portfolio typically ranges from two to six years, but may vary due to unusually large purchases or redemptions of the Fund’s shares. There is no limit on the maturities of individual securities held by the Fund. The Government Bond Fund may also invest in the shares of money market mutual funds the investments of which are consistent with those of the Fund.

Generally, in determining whether to sell a security, the Adviser uses the same type of analysis that it uses when buying securities to determine whether the security continues to be a desirable investment for the Fund, including consideration of the security’s current credit quality. The Adviser may also sell a security to reduce the Fund’s holding in that security, to take advantage of what it believes are more attractive investment opportunities or to raise cash.

PRINCIPAL RISKS OF INVESTING IN THE FUND

As with any mutual fund, there are risks to investing. Neither the Government Bond Fund nor the Adviser can guarantee that the Fund will meet its investment goal. The Fund will expose you to risks that could cause you to lose money. Here are the principal risks to consider:

Market Risk – The market price of a security may move up and down, sometimes rapidly and unpredictably, due to general market conditions such as overall economic trends or events, government actions, market disruptions caused by trade disputes or other factors, political factors, adverse investor sentiment, or local, regional or global events such as epidemics, pandemics or other public health issues. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry or sector of the economy, or the market as a whole. The value of the Fund’s investments may decline in tandem with a drop in the overall value of the stock market based on negative developments in the U.S. and global economies. Adverse market conditions may be prolonged and may not have the same impact on all types of securities.

Market Risk of Fixed Income Securities – The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities decrease in value if interest rates rise and increase in value if interest rates fall, with lower rated and longer-maturity securities more volatile than higher rated and shorter-maturity securities. Additionally, especially during periods of declining interest rates, borrowers may pay back principal before the scheduled due date, requiring the Fund to replace a particular loan or bond with another, lower-yield security.

Recent Market Events – An outbreak of a respiratory disease caused by a novel coronavirus (known as COVID-19) has resulted in a global pandemic and has caused major disruptions to economies and markets around the world, including the United States. Financial markets experienced and may continue to experience extreme volatility and severe losses, and trading in many instruments was and may continue to be disrupted as a result. Liquidity for many instruments was and may continue to be greatly reduced for extended periods of time. Some interest rates are very low and in some cases yields are negative. Governments and central banks, including the Federal Reserve in the United States, have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. The impact of these measures, and whether they will be effective to mitigate the economic and market disruption, will not be known for some time. In addition, the outbreak of COVID-19, and measures taken to mitigate its effects, could result in disruptions to the services provided to the Fund by its service providers. Other market events like the COVID-19 outbreak may cause similar disruptions and effects.

Government-Sponsored Entities – The Fund invests in securities issued by government-sponsored entities which may not be guaranteed or insured by the U.S. Government and may only be supported by the credit of the issuing agency.

Issuers – The Fund may be adversely affected if the issuers of securities that the Fund holds do not make their principal or interest payments on time. In addition, the Fund may incur costs and may be hindered or delayed in enforcing its rights against an issuer.

Credit – Changes in the credit quality rating of a security or changes in an issuer’s financial condition can affect the Fund. A default on a security held by the Fund could cause the value of your investment in the Fund to decline.

Interest Rates – The value of fixed income securities will fall if interest rates rise. Fixed income securities with longer maturities generally entail greater risk than those with shorter maturities. The Fund’s yield typically moves in the same direction as movements in short-term interest rates, although it does not do so as quickly. Recent and potential future changes in monetary policy made by central banks and governments are likely to impact the level of interest rates.

Management – The Fund’s performance depends on the Adviser’s skill in making appropriate investments. As a result, the Fund’s investment strategies may not work as intended or otherwise fail to produce the desired results, and the Fund may underperform the markets in which it invests or similar funds.

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Extension – Rising interest rates can cause the average maturity of the Fund’s holdings of mortgage-backed or other pass-through securities to lengthen unexpectedly due to a drop in prepayments. This would increase the sensitivity of the Fund to rising rates and the potential for price declines of portfolio securities.

Prepayments – As a general rule, prepayments of principal of loans underlying mortgage-backed or other pass-through securities increase during a period of falling interest rates and decrease during a period of rising interest rates. In periods of declining interest rates, as a result of prepayments the Fund may be required to reinvest its assets in securities with lower interest rates. In periods of increasing interest rates, the securities subject to prepayment risk held by the Fund may exhibit price characteristics of longer-term debt securities.

Rating Agencies – Credit ratings are issued by rating agencies, which are private entities that provide ratings of the credit quality of debt obligations. A credit rating is not an absolute standard of quality, but rather a general indicator that reflects only the view of the originating rating agency. If a rating agency revises downward or withdraws its rating of a security in which the Fund invests, that security may become less liquid or may lose value. Rating agencies are subject to an inherent conflict of interest because they are often compensated by the issuers of the securities they rate.

Defensive Investments – During unusual economic or market conditions, or for temporary defensive or liquidity purposes, the Fund may invest up to 100% of its assets in cash or cash equivalents that would not ordinarily be consistent with the Fund’s investment goals.

Redemptions – The Fund may experience heavy redemptions, particularly during periods of declining or illiquid markets, that could cause the Fund to liquidate its assets at inopportune times or at a loss or depressed value. Redemption risk is greater to the extent that the Fund has investors with large shareholdings, short investment horizons, or unpredictable cash flow needs.

Cybersecurity Risk – Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Adviser, and/or other service providers (including custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality. In an extreme case, a shareholder’s ability to exchange or redeem Fund shares may be affected. Issuers of securities in which the Fund invests are also subject to cybersecurity risks, and the value of those securities could decline if the issuers experience cybersecurity incidents.

Conflicts of Interest – The Adviser and its affiliates are engaged in a variety of businesses and have interests other than that of managing the Fund. The broad range of activities and interests of the Adviser and its affiliates gives rise to actual, potential and perceived conflicts of interest that could affect the Fund and its shareholders.

An investment in the Fund is not a deposit of City National Bank or Royal Bank of Canada and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE

The bar chart and the performance table that follow illustrate some of the risks and volatility of an investment in the Government Bond Fund by showing changes in the Fund’s performance from year to year and by showing the Fund’s average annual total returns for the indicated periods. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Call (888) 889-0799 or visit www.citynationalrochdalefunds.com to obtain updated performance information.

This bar chart shows the performance of the Government Bond Fund’s Servicing Class (formerly designated as Institutional Class) shares based on a calendar year.

Best Quarter 3.59% Q1 2020	Worst Quarter -1.32% Q2 2013

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This table shows the average annual total returns of each class of the Government Bond Fund for the periods ended December 31, 2020. The table also shows how the Fund’s performance compares with the returns of indices comprised of investments similar to those held by the Fund.

Average Annual Total Returns (for the periods ended December 31, 2020)	One Year	Five Years	Ten Years
Servicing Class
Return Before Taxes	3.88%	1.71%	1.31%
Return After Taxes on Distributions	3.45%	1.29%	0.92%
Return After Taxes on Distributions and Sale of Fund Shares	2.29%	1.12%	0.85%
Class N
Return Before Taxes	3.61%	1.45%	1.06%
Bloomberg Barclays U.S. 1-5 Year Government Bond Index (Reflects no deduction for fees, expenses or taxes)	4.34%	2.35%	1.79%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The performance of Servicing Class shares does not reflect Class N shares’ Rule 12b-1 fees and expenses. After-tax returns for Class N shares will vary from the after-tax returns shown above for Servicing Class shares. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

INVESTMENT ADVISER

City National Rochdale, LLC

PORTFOLIO MANAGER

Charles Luke, Managing Director and Senior Portfolio Manager of the Adviser, and David Krouth, Portfolio Manager of the Adviser, are primarily responsible for the day-to-day management of the Fund and have served as portfolio managers for the Government Bond Fund since 2020 and 2021, respectively.

PURCHASE AND SALE OF FUND SHARES

The Servicing Class shares of the Fund are available only to fiduciary, advisory, agency, custodial and other similar accounts, including separately managed accounts advised by the Adviser, maintained at City National Bank and certain retirement plan platforms. The Class N shares of the Fund are available to individual investors, partnerships, corporations and other accounts, including separately managed accounts of the Adviser not maintained at City National Bank, and certain tax deferred retirement plans (including 401(k) plans, employer sponsored 403 (b) plans, 457 plans, profit sharing and money purchase plans, defined benefit plans and non-qualified deferred compensation plans) held in plan level or omnibus accounts. There are no minimum purchase or minimum shareholder account balance requirements for Servicing Class or Class N shares; however, you will have to comply with the purchase and account balance minimums of your approved broker-dealer or other financial institution (each, an “Authorized Institution”). The Fund may require each Authorized Institution to meet certain aggregate investment levels before it may open an account with the Fund on behalf of its customers. Contact your Authorized Institution for more information.

The shares of the Government Bond Fund are redeemable. You may redeem your shares only through your Authorized Institution. To redeem shares of the Fund, you should contact your Authorized Institution and follow its procedures, including deadlines for receipt by the Authorized Institution of your share redemption instructions. Your Authorized Institution may charge a fee for its services, in addition to the fees charged by the Fund.

TAX INFORMATION

The Government Bond Fund intends to make distributions that may be taxed as ordinary income or capital gains.

Supplemental tax reporting information concerning the City National Rochdale Funds is posted online at www.citynationalrochdalefunds.com under the “Important Tax Information” tab.

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PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Government Bond Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

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